EXHIBIT 10.7

KEMPHARM, INC.

STOCK PURCHASE WARRANT

Upon and subject to the terms, conditions and limitations stated in this Stock Purchase Warrant, consisting of 8 pages not including this cover page, KemPharm, Inc. hereby grants to the registered holder listed below, a warrant to purchase up to a maximum number of shares of Warrant Stock issued by KemPharm, Inc. as is set forth herein at the Exercise Price per share set forth herein.

WARRANT NO:	W-D

REGISTERED HOLDER:

ISSUANCE DATE:	June 2, 2014

TOTAL NUMBER OF SHARES OF SERIES D PREFERRED STOCK:

THIS WARRANT AND THE SECURITIES THAT MAY BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATUTES UNLESS PRIOR TO ANY SALE, TRANSFER, OR PLEDGE, THE ISSUER RECEIVES AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO IT, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND THE STATUTES AND RULES PROMULGATED THEREUNDER.

Warrants to Purchase	W-D
shares

STOCK PURCHASE WARRANT

OF

KEMPHARM, INC.

KemPharm, Inc., a Delaware corporation (the “Company”), hereby agrees that, for value received,                 is entitled, subject to the terms set forth herein, to purchase from the Company             shares of Warrant Stock, subject to adjustment in the number of such shares and kind of capital stock as set forth herein, at any time or from time to time during the Exercise Period for the Exercise Price.

1. Definitions. The following terms when used in this Warrant will have the following meanings:

“Act” shall mean the United States Securities Act of 1933, as amended.

“Company Sale Transaction” shall mean the sale of all or substantially all of the Company’s assets or capital stock in a single transaction or a series of related transactions, or the merger of the Company with another business entity in which the Company is not the surviving entity.

“Exercise Period” shall mean the period commencing as of June 2, 2014, which is the date of the closing of the Qualified Financing, and expiring in its entirety as of 5:00 p.m. C.S.T. on the earliest of (i) June 2, 2019, and (ii) the effective date of the closing of a Company Sale Transaction.

“Exercise Price” shall mean $0.78 per share of Warrant Stock, subject to adjustment pursuant to the terms hereof, including without limitation Section 6.

“Offering Memorandum” shall mean that certain Private Placement Confidential Offering Memorandum dated April 15, 2013, as amended and restated, pursuant to which the Company is offering the private placement of a maximum of 9,000 Units.

“Private Placement Offering” shall mean the Company’s private placement offering of a maximum of 9,000 Units pursuant to the Offering Memorandum.

“Promissory Notes” shall mean the unsecured convertible promissory notes which comprise a portion of the Units being sold pursuant to the Offering Memorandum.

“Qualified Financing” shall mean the transactions contemplated by that certain Facility Agreement dated June 2, 2014, entered into by and between the Company and Deerfield Private Design Fund III, L.P., which is deemed to have closed upon June 2, 2014.

“Securities” are all or any part of the Warrant Stock purchased by the Holder or purchasable by the Holder upon the exercise of the Warrant.

“Units” shall mean the units issued by the Company pursuant to the Private Placement Offering which consist of convertible promissory note obligations of the Company and warrants issued by the Company to purchase shares of the Warrant Stock.

“Warrant” shall mean the Warrant evidenced by this document.

“Warrant Stock” shall mean the Company’s Series D Convertible Preferred capital stock, subject to adjustment pursuant to the terms hereof, including, without limitation, Section 6.

2. Private Placement Offering. This Warrant comprises a portion of the Units purchased by the Holder from the Company pursuant to the Private Placement Offering.

3. Maximum Number of Shares of Warrant Stock. Subject to adjustment as provided in Section 6, the maximum number of shares of Warrant Stock which the Holder may purchase by exercise of and pursuant to this Warrant shall equal             . The parties acknowledge and agree that the forgoing maximum number of shares has been determined based upon the total number of Units purchased by the Holder pursuant to the Offering and calculated in accordance with the following:

(a) If the Holder purchased at least six (6) Units but not more than twenty (20) Units under the Private Placement Offering, then the maximum number of shares of Warrant Stock shall equal the number of Units purchased by the Holder multiplied by “u”, where “u” is equal to $50.00 divided by the Exercise Price.

(b) If the Holder purchased at least twenty-one (21) Units but not more than fifty (50) Units under the Private Placement Offering, then the maximum number of shares of Warrant Stock shall equal the number of Units purchased by the Holder multiplied by “x”, where “x” is equal to $100.00 divided by the Exercise Price.

(c) If the Holder purchased at least fifty-one (51) Units but not more than 100 Units under the Private Placement Offering, then the maximum number of shares of Warrant Stock shall equal the number of Units purchased by the Holder multiplied by “y”, where “y” is equal to $200.00 divided by the Exercise Price.

(d) If the Holder purchased more than 100 Units under the Private Placement Offering, then the maximum number of shares of Warrant Stock shall equal the number of Units purchased by the Holder multiplied by “z”, where “z” is equal to $250.00 divided by the Exercise Price.

4. Exercise Price. The Exercise Price shall be equal to $0.78, subject to adjustment as provided in this Warrant, including without limitation, Section 6.

5. Method of Exercise/Net Exercise.

(a) Cash Exercise. The purchase rights exercisable under this Warrant shall be exercised by the Holder at any time during the Exercise Period, from time-to-time, by surrendering to the

Company at its principal office this Warrant accompanied by (i) the Stock Purchase Warrant Exercise Form attached hereto duly executed by such Holder, (ii) all other documents as are required pursuant to Section 5(d), and (iii) payment, in cash or by certified or cashier’s check payable to the order of the Company, of the Exercise Price for the shares of Warrant Stock being purchased.

(b) Net Issue Election. During the Exercise Period, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Warrant Stock equal to the value of this Warrant or any lesser portion thereof, as determined in accordance with the following formula, by the surrender of this Warrant or such portion to the Company (the “Net Exercise”), with the net issue election initialed in the Stock Purchase Warrant Exercise Form annexed hereto duly executed, at the office of the Company, together with such other documents as are required pursuant to Section 5(d). Thereupon, the Company will issue to the Holder such number of fully paid and nonassessable shares of Warrant Stock of the Company as is computed using the following formula:

X=Y(A-B)
A

Where:

X=	the number of shares of Warrant Stock to be issued to the Holder pursuant to this Section 2(b).

Y=	the number of shares of Warrant Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 2(b).

A=	the fair market value of one share of Warrant Stock, determined as follows:

(i)	If the Warrant Stock is listed on a recognized securities exchange in the United States, Canada or the UK, or admitted to unlisted trading privileges on such exchange, the fair market value shall be the last reported sale price of the Warrant Stock on such exchange or market on the last business day prior to the date of the exercise of this Warrant or if no sale is made on such day, the average closing bid and asked prices for such day on such exchange or market; or

(ii)	If the Warrant Stock is not so listed or admitted to unlisted trading privileges, but is traded on a recognized trading system that provides closing bid and asked prices for securities, the fair market value shall be the average of the closing bid and asked prices for such day on such market; or

(iii)	If the Warrant Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the fair market value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

B=	the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 5(b).

The Board will promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Warrant Stock.

(c) Termination of Exercise Rights. If, at the time the Exercise Period expires, the Holder has either not exercised this Warrant, or exercised this Warrant to purchase less than the maximum number of shares of Warrant Stock permitted hereunder, then upon the expiration of the Exercise Period the Holder’s rights to purchase shares of Warrant Stock by further exercise of this Warrant shall terminate expire as of the end of the Exercise Period.

(d) Mechanics of Exercise. To exercise this Warrant, Holder shall deliver to the Company at its principal office (i) this Warrant, (ii) the Stock Purchase Warrant Exercise Form attached hereto, (iii) a subscription agreement relating to the Securities in a form reasonably requested by the Company; (iv) any other documents reasonably requested by Company for the lawful issuance of the Securities to Holder, and (v) in the case of a cash exercise of this Warrant, payment of the Exercise Price in accordance with Section 5(a).

(e) Effective Date of Issuance. The shares acquired upon exercise of this Warrant shall be deemed to be issued as of the close of business on the date on which the Company receives from the Holder all of the items required pursuant to Section 5(d). If less than all of the Warrant Stock purchasable under this Warrant is purchased, the Company will, upon such exercise, execute and deliver to the Holder a new warrant (dated the date thereof) evidencing the right to purchase the number of shares of the Warrant Stock not so purchased, or in the case of Net Exercise, the number of shares not included in “Y” above.

(f) Issuance of Certificate. As soon as practical after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the Holder a certificate or certificates representing the shares purchased, provided that if any law or regulation requires the Company to take any action with respect to the Warrant Stock to be purchased before the issuance thereof, then the date of delivery of such shares of Warrant Stock shall be extended for the period necessary to take such action. The Company may require that such certificate or certificates bear a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATUTES UNLESS PRIOR TO ANY SALE, TRANSFER, OR PLEDGE, THE ISSUER RECEIVES AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO IT, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND STATUTES AND THE RULES PROMULGATED THEREUNDER.”

6. Adjustments to Number of Shares and Exercise Price.

(a) The number of shares for which this Warrant is exercisable shall be adjusted from time to time in the event the Company shall (i) pay a dividend or make a distribution on its Warrant Stock in shares of its capital stock, (ii) subdivide or reclassify its outstanding Warrant Stock into a greater number of shares, (iii) combine or reclassify the shares of its outstanding Warrant Stock into a smaller number of shares, or (iv) issue by reclassification of its Warrant Stock any shares of its capital stock. In each such case the number of shares for which this Warrant may be exercised in effect immediately prior thereto shall be proportionately adjusted so that the Holder of this Warrant shall be entitled to receive, the number and kind of shares of capital stock of the

Company which the Holder would have owned or have been entitled to receive after the happening of such event had the Holder held the number of shares of Warrant Stock which were purchasable upon the exercise of the Warrant immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action).

(b) Upon each adjustment pursuant to Section 6(a) of the number and kind of shares of capital stock which may be purchased by exercise of this Warrant, the Exercise Price shall be appropriately adjusted(to the nearest Cent) such that the aggregate purchase price payable upon the Holder’s purchase of the maximum number of shares of Warrant Stock by exercise of this Warrant after the adjustment pursuant to Section 6(a) remains the same as the aggregate purchase price payable upon the Holder’s purchase of the maximum number of shares of Warrant Stock by exercise of this Warrant immediately prior to such adjustment.

(c)Adjustments pursuant to Sections 6(a) and 6(b) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. Such adjustments shall be made successively whenever any event listed is Section 6(a) shall occur.

(d) Whenever the number of shares for which this Warrant is exercisable and the Exercise Price are adjusted, the Company shall give notice by mail to the Holder of this Warrant, setting forth the adjustment, the new number of shares and the new Exercise Price. Notwithstanding the foregoing notice provisions, failure by the Company to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Company.

(e) No fractional shares of Warrant Stock are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Warrant Stock on the day of exercise as determined in good faith by the Company.

7. Restriction on Transferability. Neither this Warrant nor the shares of Warrant Stock issuable upon exercise of this Warrant has been registered under the Act or any applicable state securities law. The Warrant is issued to the Holder on the condition that the Warrant and any Warrant Stock purchased upon exercise of the Warrant (excepting Warrant Stock for which a Notification under Regulation A or a registration statement has been filed and declared effective and for which such exercise may be effected pursuant to registration or an exemption from registration under any applicable state securities law) are or will be purchased for investment purposes and not with an intent to distribute the same. The Warrant and all shares of Warrant Stock acquired by Holder upon exercise of this Warrant shall be subject to the restrictions on sale, encumbrance and other disposition imposed by applicable state and federal laws or regulations regarding the registration or qualification of such acquisition of shares of Warrant Stock. The Holder, and the Holder’s permitted assigns and successors, may not sell or otherwise transfer the Warrant or the shares of Warrant Stock acquired by exercise hereof unless the Company has received an opinion of counsel satisfactory in form and substance to the Company that such transaction will not violate the registration requirements of the Act or any applicable state law regulating the sale of securities.

8. Certain Events.

(a) In case of any reclassification, capital reorganization or other change of outstanding shares of Warrant Stock of the Company, or in case of any Company Sale Transaction, the Company shall provide notice of such contemplated action to the Holder no later than ten (10)

days after the effective date of the completion of such contemplated action, and the Holder shall have ten (10) days follow receipt of such notice to exercise this Warrant in whole or part with an effective date of exercise that is the same as the effective date of the completion of the contemplated transaction.

(b) The Company shall mail to the registered Holder of the Warrant, at his, her or its last post office address appearing on the books of the Company, not less than ten (10) days prior to the date on which (i) a record will be taken for the purpose of determining the holders of Warrant Stock entitled to dividends (other than cash dividends) or subscription rights. Notwithstanding such notice requirements, until exercise of the Warrant, no Holder shall be deemed a shareholder of the Company with respect to shares of Warrant Stock underlying this Warrant.

9. Noncircumvention; Reservation of Warrant Stock. The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the Holder. A number of shares of Warrant Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth shall at all times be reserved by the Company for the exercise thereof.

10. Notices. All notices, demands and other communications shall be in writing and given via personal delivery, overnight, next-day or second-day delivery by a national delivery service, or mail through the U.S. postal service, proper postage prepaid to the following persons and addresses, or such other name and address of which notice is properly given from time to time:

To the Company: KemPharm, Inc. Attn: Christal M. Mickle, VP of Corporate Affairs 7 Hawkeye Drive, Suite 103 North Liberty, IA 52317	To the Holder: To the name and address set forth on the cover page to this Warrant.

Any such notice, demand or communication shall be deemed received by the addressee (i) upon actual receipt in the case of personal delivery or overnight, next-day or second-day delivery by a national delivery service, or (ii) in the case of notice mailed through the U.S. postal service, on the third business day following the deposit of such notice in the mail.

12. Binding Effect. This Warrant shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. If possible, this Warrant shall be construed along with and in addition to any other agreement which the Company and Holder may enter into, but any provisions in this Warrant which contradict any provision of any other such agreement shall take precedence and be binding over such other provision.

11. Governing Law; Jurisdiction. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Iowa. The litigation of any disputes shall take place in the appropriate federal or state court located in Johnson County, Iowa. The parties, to the extent they can legally do so, hereby consent to service of process, and to be sued in the State of Iowa and consent to the exclusive jurisdiction of the courts of the State of Iowa and the United States District Court for the Southern District of Iowa, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of their obligations hereunder or with respect to the transactions contemplated hereby, and expressly waive any and all objections they may have to venue in such courts.

12. Amendment. Subject to the following sentence, no term or provision of this Warrant may be amended or waived except by a written instrument signed by the party against whom such amendment or waiver is being asserted. Notwithstanding the forgoing, the terms and provisions of this Warrant may be amended or waived without the consent of the Holder if such amendment or waiver receives the written consent of the Company and the holders of those Promissory Notes with unpaid principal balance amounts which cumulatively equal at least 51% of the aggregate unpaid principal amount due under all issued and outstanding Promissory Notes as of the date of such amendment or waiver; provided, however, that any such amendment or waiver must be applicable to each and every Warrant then issued and outstanding pursuant to the Private Placement Offering; and further provided that the Company shall deliver to the Holder a copy of such amendment or waiver and notice that it has received the written consent of the requisite number of Promissory Note holders.

13. Severability. If any one or more of the provisions of this Warrant are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

14. Headings. The captions and headings of this Warrant are for convenience of reference only and shall not affect the interpretation of this Warrant.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO STOCK PURCHASE WARRANT

IN WITNESS WHEREOF, this Warrant, which consists of 8 pages (including the exhibits and excluding the cover page), has been duly executed and issued by KemPharm, Inc., as of the date set forth above.

KEMPHARM, INC.

By:
Travis C. Mickle, Ph.D., President

STOCK PURCHASE WARRANT

EXERCISE FORM

(TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

TO KEMPHARM, INC.:

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder              * shares of the Warrant Stock of KemPharm, Inc., and [herewith makes payment of $             therefore] or [elects to purchase the shares by Net Exercise, as defined in the Warrant] (strike inapplicable clause), and requests that the certificates for such shares be issued in the name of             , and be delivered to             , whose address is              and social security or tax identification number is             .

Dated:                     ,

(Signature must conform in all respects to the name of holder as specified on the face of the warrant)

(Address)

(City - State - Zip)

Signature Guaranteed:

*	Insert here all or such portion of the number of shares called for on the face of the within Warrant with respect to which the holder desires to exercise the purchase right represented thereby, without adjustment for any other or additional stock, other securities, property or cash which may be deliverable on such exercise.

Schedule of Warrantholders to Form of Stock Purchase Warrant

Warrant No.	Name of Warrantholder	Total Number of Shares of Series D Preferred Stock / Maximum Number of Shares of Warrant Stock
W-1	Roger D. Brown & Donna L. Miller, JTWROS	3,205
W-2	Kirk D. Kirkegaard as Trustee of the Kirk Duane Kirkegaard Profit Sharing Plan	64,102
W-3	Douglas Truckenmiller & Linda Truckenmiller, JTWROS	13,076
W-4	Lynn Christensen	80,128
W-5	Laura J. R. Larsen as Trustee of the Laura J. R. Larsen Living Trust dated June 15, 2011	13,333
W-6	Laurence J. Clauson and Linda M. Clauson as Trustees of the Laurence J. Clauson and Linda M. Clauson Revocable Trust UAD June 1, 2006	576
W-7	Barney M. Bishop and Kathleen A. Bishop, JTWROS	13,076
W-8	Hank P. Grant & Janis W. Grant, JTWROS	3,205
W-9	David M. Fenton & Elizabeth Jane Fenton as Trustees of the David M. Fenton and Elizabeth Jane Fenton Revocable Trust UAD December 9, 2004	13,076
W-10	Charles R. Hansen	961
W-11	Matthew R. Plooster	384
W-12	James E. McCullough & Patricia A. McCullough, JTWROS	641
W-13	Nichols Holding Co., LLC	2,692
W-14	Bill G. Wells as Trustee of the Bill G. Wells Revocable Trust UAD August 20, 2012 and Anita J. Wells as Trustee of the Anita J. Wells Revocable Trust UAD August 20, 2012, TIC	13,076
W-15	Gary M. Wells as Trustee of the Gary M. Wells Trust dated December 21, 2001	118,205
W-16	William H. Eby	25,897
W-17	Michael Grasso and Wanda Grasso, JTWROS	1,217
W-18	Gerald F. Sawyer and Gladys F. Sawyer as Trustees for the Gerald F. and Gladys F. Sawyer Revocable Trust	384
W-19	Maude Limited Partnership	49,358
W-20	Brett E. Moller and Julie L. Moller, JTWROS	2,692
W-21	Raymond James and Associates, Inc. Custodian FBO Douglas D. Truckenmiller IRA	6,410
W-22	Terry J. Zazzi and Sallye A. Zazzi, Trustees of the Terry J. and Sallye A. Zazzi Living Trust u/t/d August 20, 1991	448
W-23	Benjamin J. Wells	25,897
W-24	Daniel J. Klein	2,692
W-25	Christopher Lauderback	13,076
W-26	Everett L. Grasty and Carla J. Grasty, JTWROS	2,692
W-27	Robert W. Dobbs and Suzanne L. Dobbs, Trustees of the Robert W. and Suzanne L. Dobbs Family Trust u/t/d October 12, 1993	961
W-28	Gary Muller and Jacquelyn Muller, JTWROS	2,692

W-29	Sara M. Lauderback	3,205
W-30	William R. Gravatt	833
W-31	Harold A. Hulme	641
W-32	Ronald J. Peterson and Judy M. Peterson, JTWROS	19,230
W-33	Barbara L. Nichols	2,692
W-34	Larry E. Martin and Sophia B. Martin, JTWROS	641
W-35	Sunwest Trust, Custodian FBO William Heffron IRA	2,692
W-36	Terry D. Wheeler and Angela Wheeler, Trustees of the Wheeler Family Revocable Trust U/A/D July 17, 2006, and any amendments thereto	2,692
W-37	Robert McAllister and Sheila McAllister, JTWROS	961
W-38	Douglas Truckenmiller & Linda Truckenmiller, JTWROS	16,025
W-39	Douglas Truckenmiller & Linda Truckenmiller, JTWROS	3,269
W-40	UBS Financial Services Inc., Custodian FBO Douglas D. Truckenmiller IRA	9,615
W-41	Scott D. Kleckner	14,102
W-42	Sunwest Trust, Custodian FBO Larry E. Martin Roth IRA	10,512
W-43	Larry E. Martin and Sophia B. Martin, JTWROS	1,923
W-44	Gary S. Chin, Trustee of The Gary S. Chin Family Trust U/A/D 10/28/2002	1,923
W-45	Sunwest Trust, Custodian FBO Maurice R. Russell Roth IRA	13,846
W-46	Dean P. Chang	961
W-47	Patrick W. Moran and Jill Moran, JTWROS	641
W-48	Andrew Daniel Wells Trustee of the Andrew Daniel Wells Living Trust	48,076
W-49	Andrew Daniel Wells Trustee of the Andrew Daniel Wells Living Trust	48,076
W-50	Scott T. Johnson	384
W-51	Arnold D. Kwikkel	448
W-52	Kristina J. O’Doherty and John J. O’Doherty, JTWROS	384
W-53	Shoab Sayeed	641
W-54	Jackie Fields and Melissa Kevorkian, JTWROS	769
W-55	Bill G. Wells as Trustee of the Bill G. Wells Revocable Trust UAD August 20, 2012 and Anita J. Wells as Trustee of the Anita J. Wells Revocable Trust UAD August 20, 2012, TIC	32,051
W-56	Travis C. Mickle and Christal M. M. Mickle, JTWROS	32,371
W-57	Benjamin J. Wells	64,102
W-58	Sunwest Trust, Custodian FBO Mark K. Donovan, IRA	19,230
W-59	Sunwest Trust, Custodian FBO Robert J. Coghlan, IRA	16,666
W-60	Sunwest Trust, Custodian FBO Robin L. Sassman, IRA	32,371
W-61	Matthew W. Squire	13,076

W-62	Randall D. Stoecker	13,076
W-63	Douglas Truckenmiller & Linda Truckenmiller, JTWROS	32,051
W-64	Lonny J. Olejniczak	3,205
W-65	Sunwest Trust, Custodian FBO Darrin Mleynek Roth IRA	705
W-66	Robin L. Sassman	3,205
W-67	Gary M. Wells as Trustee of the Gary M. Wells Trust dated December 21, 2001	64,102
W-68	Marlene A. Anderson and Wayne C. Anderson as Trustees of the Marlene A. Anderson and Wayne C. Anderson Trust U/A/D May 8, 2009	13,076
W-69	Sunwest Trust, Custodian FBO Robin L. Sassman, IRA	15,064
W-70	Bill G. Wells as Trustee of the Bill G. Wells Revocable Trust UAD August 20, 2012 and Anita J. Wells as Trustee of the Anita J. Wells Revocable Trust UAD August 20, 2012, TIC	3,269
W-71	Benjamin J. Wells	6,474
W-72	Gary M. Wells as Trustee of the Gary M. Wells Trust dated December 21, 2001	29,551
W-73	William H. Eby	6,474